Acquisition and Divestitures of Oil and Gas Properties	12 Months Ended
Dec. 31, 2014
Acquisition of Oil and Gas Properties
Acquisition of Oil and Gas Properties

7. Acquisition and Divestitures of Oil and Gas Properties

Pine Prairie Disposition

        On March 5, 2014, the Company executed a PSA to sell all of its ownership interest in developed and undeveloped acreage in the Pine Prairie field area of Evangeline Parish, Louisiana to a private buyer for a purchase price of $170 million in cash, subject to standard post-closing adjustments. Acreage subject to the transaction did not include acreage and production in the western part of Louisiana in Beauregard and Calcasieu Parishes or other undeveloped acreage held outside the Pine Prairie field. On May 1, 2014, the Company closed on the sale for net proceeds of $147.7 million, of which $131.0 million was used to reduce amounts outstanding under its revolving credit facility, with the remainder retained for transaction expenses and working capital purposes. The Company reduced the full cost pool subject to amortization by the amount of the net proceeds received and other standard post-closing adjustments. Accordingly, no gain or loss was recognized.

Exploration Agreement with PetroQuest

        On June 25, 2014, the Company entered into an exploration agreement with PetroQuest Energy LLC ("PetroQuest") with an effective date of May 1, 2014, in which the Company conveyed to PetroQuest an undivided 50% of its right, title and interest in and to the acreage and other interests in the Fleetwood prospect area in Louisiana.

        With the execution of the agreement, PetroQuest paid $3.0 million in cash consideration and in January 2015, PetroQuest paid additional cash of $7.0 million. As further consideration, PetroQuest granted a credit to the Company of an additional non-interest bearing total sum of $14.0 million, to be credited or paid against the Company's share of costs or expenses incurred to develop the prospect area, including but not limited to, all mineral lease acquisition or maintenance costs and all drilling, completion, equipping and facility costs. For any amounts not fully paid on or before December 31, 2015, the Company can elect to take the remaining portion in cash.

        At December 31, 2014, the Company had a receivable of $7.0 million included in "Other accounts receivable," which represented the additional cash the Company subsequently received in January 2015 under the exploration agreement with PetroQuest.

Other Property Divestitures

        During the twelve months ended December 31, 2014, the Company received $1.4 million in cash for the sale of other properties.

Anadarko Basin Acquisition—May 2013

        On May 31, 2013, the Company closed on the acquisition of producing properties and undeveloped acreage in the Anadarko Basin in Texas and Oklahoma from Panther Energy Company, LLC and its partners for approximately $618 million in cash (before customary post-closing adjustments). The Company funded the purchase price of the Anadarko Basin Acquisition with a portion of the net proceeds from the private placement of $700 million in aggregate principal amount of 9.25% senior unsecured notes due 2021, which also closed on May 31, 2013.

        The transaction was accounted for using the acquisition method of accounting which requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date.

        The fair value of, and the allocation to, the assets acquired and liabilities assumed in the Anadarko Basin Acquisition has been finalized and is shown in the following table (in thousands):

Anadarko Basin Acquisition
Oil and gas properties
Proved	$417,750
Unevaluated	207,606

Total assets acquired	$625,356
Asset retirement obligations	6,296

Total liabilities assumed	$6,296

Net assets acquired	$619,060

        The finalized balances in the table above include immaterial changes to the amounts originally allocated to oil and gas properties. These changes were required to reflect the final consideration paid after adjustment for certain post-closing purchase price amounts.

Eagle Property Acquisition—October 2012

        On October 1, 2012, the Company closed on the Eagle Property Acquisition. The assets acquired include certain interests in producing oil and natural gas assets and unevaluated leasehold acreage in Oklahoma and Kansas and related hedging instruments. The aggregate purchase price, before adjustments for expenses incurred and revenue received by Eagle from June 1, 2012 through the closing date and other customary post-closing purchase price adjustments, consisted of (a) $325 million in cash and (b) 325,000 shares of Series A Preferred Stock with an initial liquidation preference of $1,000/share. The Company funded the cash portion of the Eagle Property Acquisition purchase price with a portion of the net proceeds from the private placement (which also closed on October 1, 2012) of $600 million in aggregate principal amount of 10.75% senior unsecured notes due October 1, 2020.

        The transaction was accounted for using the acquisition method of accounting. The fair value of, and the allocation to, the assets acquired and liabilities assumed in the Eagle Property Acquisition has been finalized and is shown in the following table (in thousands):

Eagle Property Acquisition
Oil and gas properties
Proved	$419,549
Unevaluated	244,236
Commodity derivative contracts	8,453

Total assets acquired	$672,238
Asset retirement obligations	2,662
Deferred income tax liabilities	25,985
Commodity derivative contracts	—

Total liabilities assumed	$28,647

Net assets acquired	$643,591

Other Property Acquisitions

        On April 1, 2013, the Company exercised preference rights and acquired additional acreage and producing wells in its Gulf Coast region for $3.4 million.

Actual and Pro Forma Impact of Acquisitions—unaudited

        Revenues attributable to the Anadarko Basin Acquisition included in the Company's consolidated statements of operations for the year ended December 31, 2014 and 2013 were $178.9 million and $104.7 million, respectively. Revenues attributable to the Eagle Property Acquisition, included in the Company's consolidated statements of operations for the year ended December 31, 2012 were $28.4 million.

        The following table presents unaudited pro forma information for the Company as if the Eagle Property Acquisition occurred on January 1, 2011 and the Anadarko Basin Acquisition had been completed on January 1, 2012 (in thousands, other than per share amounts):

	For the Year Ended December 31,
	2013(1)	2012(2)
Revenues and other	$539,562	$490,241

Net income (loss)	(340,400)	(129,885)
Preferred stock dividends	(15,589)	(26,000)

Loss attributable to common shareholders	$(355,989)	$(155,885)
Net loss per common share—basic and diluted	$(54.13)	$(25.99)
(1)
Includes the effect of the Anadarko Basin Acquisition, as the Eagle Property Acquisition was included in the historical results for this period.

(2)
Includes the effect of the Eagle Property Acquisition and the Anadarko Basin Acquisition.

        The historical financial information was adjusted to give effect to the pro forma events that were directly attributable to the Eagle Property Acquisition and the Anadarko Basin Acquisition and are factually supportable. The unaudited pro forma consolidated results are not necessarily indicative of what the Company's consolidated results of operations actually would have been had the Eagle Property Acquisition been completed on January 1, 2011 and if the Anadarko Basin Acquisition had been completed on January 1, 2012. In addition, the unaudited pro forma consolidated results do not purport to project the future results of operations for the combined Company.

Acquisition and Transaction Expenses

        For the year ended December 31, 2014, acquisition and transaction costs are costs the Company has incurred primarily as a result of the Pine Prairie Disposition and include advisory, legal, accounting, valuation and other professional and consulting fees; and other general and administrative costs. For the year ended December 31, 2014, the Company recorded $4.1 million of such expenses.

        For the year ended December 31, 2013, acquisition and transaction costs are costs the Company has incurred as a result of the Anadarko Basin Acquisition and include advisory, legal, accounting, valuation and other professional and consulting fees; and general and administrative costs. For the year ended December 31, 2013, the Company recorded $11.8 million of such expenses.

        For the year ended December 31, 2012, acquisition and transaction costs are costs the Company has incurred as a result of the Eagle Property Acquisition and include finders' fees; advisory, legal, accounting, valuation and other professional and consulting fees; and acquisition related general and administrative costs. For the year ended December 31, 2012, the Company recorded $14.9 million of such expenses.